                                                                   Exhibit 10.37

                                 ADDENDUM NO. 4

                                     to the

           COMBINED QUOTA SHARE, AGGREGATE AND SPECIFIC EXCESS OF LOSS

                               REINSURANCE TREATY

                (hereinafter referred to as "Reinsurance Treaty")

                                    issued to

                 MEDICAL INTER-INSURANCE EXCHANGE OF NEW JERSEY

                            Lawrenceville, New Jersey

                  (hereinafter referred to as "Ceding Company")

                                       by

                       HANNOVER REINSURANCE (IRELAND) LTD

                                 Dublin, Ireland

                  (hereinafter referred to as the "Reinsurer")

The Ceding Company and the Reinsurer hereby agree to amend the captioned Reinsurance Treaty, effective January 1, 1999, with respect to business ceded for the 1999 Coverage Year and thereafter, as follows:

                            ARTICLE 27: INTERMEDIARY

Lloyd Thompson Ltd, 6 Crutched Friars, London EC3N 2HT is hereby recognized as the Intermediary negotiating this Treaty for all business hereunder and through whom all communication relating hereto (including but not limited to notices, statements and reports) shall be transmitted to both parties, It is understood, as regards remittances due either party hereunder, that payment by the Ceding Company to the Intermediary, shall constitute payment to the Reinsurers but payment by the Reinsurer to the Intermediary shall only constitute payment to the Ceding Company to the extent such payments are actually received by the Ceding Company. Notwithstanding the foregoing, it is agreed that all payments will be direct from the Reinsurer to the Ceding Company, or from the Ceding Company to the Reinsurer as appropriate.

In Witness Whereof the parties hereto have caused this Addendum to be executed by its duly authorized representatives:

Signed in Lawrenceville, New Jersey, this 30th day of July, 1999 for and on behalf of MEDICAL INTER-INSURANCE EXCHANGE OF NEW JERSEY

By:               /s/ Daniel J. Goldberg
                  -------------------------------------

Title:            President and Chief Executive Officer
                  -------------------------------------

Signed in Dublin, Ireland, this 20th day of July, 1999 for and on behalf of HANNOVER REINSURANCE (IRELAND) LTD

By:               /s/ Reinhard Elers
                  -------------------------------------

Title:            Managing Director
                  -------------------------------------

                                 ADDENDUM NO. 4

                                     to the

           COMBINED QUOTA SHARE, AGGREGATE AND SPECIFIC EXCESS OF LOSS

                               REINSURANCE TREATY

                (hereinafter referred to as "Reinsurance Treaty")

                                    issued to

                 MEDICAL INTER-INSURANCE EXCHANGE OF NEW JERSEY

                            Lawrenceville, New Jersey

                  (hereinafter referred to as "Ceding Company")

                                       by

                         E & S REINSURANCE (IRELAND) LTD

                                 Dublin, Ireland

                  (hereinafter referred to as the "Reinsurer")

The Ceding Company and the Reinsurer hereby agree to amend the captioned Reinsurance Treaty, effective January 1, 1999, with respect to business ceded for the 1999 Coverage Year and thereafter, as follows:

                            ARTICLE 27: INTERMEDIARY

Lloyd Thompson Ltd, 6 Crutched Friars, London EC3N 2HT is hereby recognized as the Intermediary negotiating this Treaty for all business hereunder and through whom all communication relating hereto (including but not limited to notices, statements and reports) shall be transmitted to both parties, It is understood, as regards remittances due either party hereunder, that payment by the Ceding Company to the Intermediary, shall constitute payment to the Reinsurers but payment by the Reinsurer to the Intermediary shall only constitute payment to the Ceding Company to the extent such payments are actually received by the Ceding Company. Notwithstanding the foregoing, it is agreed that all payments will be direct from the Reinsurer to the Ceding Company, or from the Ceding Company to the Reinsurer as appropriate.

In Witness Whereof the parties hereto have caused this Addendum to be executed by its duly authorized representatives:

Signed in Lawrenceville, New Jersey, this 30th day of July, 1999 for and on behalf of MEDICAL INTER-INSURANCE EXCHANGE OF NEW JERSEY

By:               /s/ Daniel J. Goldberg
                  -------------------------------------

Title:            President and Chief Executive Officer
                  -------------------------------------

Signed in Dublin, Ireland, this 20th day of July, 1999 for and on behalf of E & S REINSURANCE

(IRELAND) LTD

By:               /s/ Reinhard Elers
                  -------------------------------------

Title:            Managing Director
                  -------------------------------------

                                 ADDENDUM NO. 4

                                     to the

           COMBINED QUOTA SHARE, AGGREGATE AND SPECIFIC EXCESS OF LOSS

                               REINSURANCE TREATY

                (hereinafter referred to as "Reinsurance Treaty")

                                    issued to

                 MEDICAL INTER-INSURANCE EXCHANGE OF NEW JERSEY

                            Lawrenceville, New Jersey

                  (hereinafter referred to as "Ceding Company")

                                       by

                UNDERWRITERS REINSURANCE COMPANY (BARBADOS) INC.

                     Rockley, Christ Church, Barbados, W.I.

                  (hereinafter referred to as the "Reinsurer")

The Ceding Company and the Reinsurer hereby agree to amend the captioned Reinsurance Treaty, effective January 1, 1999, with respect to business ceded for the 1999 Coverage Year and thereafter, as follows:

                            ARTICLE 27: INTERMEDIARY

Lloyd Thompson Ltd, 6 Crutched Friars, London EC3N 2HT is hereby recognized as the Intermediary negotiating this Treaty for all business hereunder and through whom all communication relating hereto (including but not limited to notices, statements and reports) shall be transmitted to both parties, It is understood, as regards remittances due either party hereunder, that payment by the Ceding Company to the Intermediary, shall constitute payment to the Reinsurers but payment by the Reinsurer to the Intermediary shall only constitute payment to the Ceding Company to the extent such payments are actually received by the Ceding Company. Notwithstanding the foregoing, it is agreed that all payments will be direct from the Reinsurer to the Ceding Company, or from the Ceding Company to the Reinsurer as appropriate.

In Witness Whereof the parties hereto have caused this Addendum to be executed by its duly authorized representatives:

Signed in Lawrenceville, New Jersey, this 30th day of July, 1999 for and on behalf of MEDICAL INTER-INSURANCE EXCHANGE OF NEW JERSEY

By:               /s/ Daniel J. Goldberg
                  -------------------------------------

Title:            President and Chief Executive Officer
                  -------------------------------------

Signed in Rockley, Christ Church, Barbados, W.I., this 26th day of July, 1999 for and on behalf of UNDERWRITERS REINSURANCE COMPANY (BARBADOS) INC.

By:               /s/ Daniel McKay
                  -------------------------------------

Title:            President and Chief Executive Officer
                  -------------------------------------

                                 ADDENDUM NO. 4

                                     to the

           COMBINED QUOTA SHARE, AGGREGATE AND SPECIFIC EXCESS OF LOSS

                               REINSURANCE TREATY

                (hereinafter referred to as "Reinsurance Treaty")

                                    issued to

                 MEDICAL INTER-INSURANCE EXCHANGE OF NEW JERSEY

                            Lawrenceville, New Jersey

                  (hereinafter referred to as "Ceding Company")

                                       by

                     EUROPEAN REINSURANCE COMPANY OF ZURICH

                               Zurich, Switzerland

                  (hereinafter referred to as the "Reinsurer")

The Ceding Company and the Reinsurers hereby agree to amend the captioned Reinsurance Treaty, effective January 1, 1999, with respect to business ceded for the 1999 Coverage Year and thereafter, as follows:

                            ARTICLE 27: INTERMEDIARY

Lloyd Thompson Ltd, 6 Crutched Friars, London EC3N 2HT is hereby recognized as the Intermediary negotiating this Treaty for all business hereunder and through whom all communication relating hereto (including but not limited to notices, statements and reports) shall be transmitted to both parties, It is understood, as regards remittances due either party hereunder, that payment by the Ceding Company to the Intermediary, shall constitute payment to the Reinsurers but payment by the Reinsurer to the Intermediary shall only constitute payment to the Ceding Company to the extent such payments are actually received by the Ceding Company. Notwithstanding the foregoing, it is agreed that all payments will be direct from the Reinsurer to the Ceding Company, or from the Ceding Company to the Reinsurer as appropriate.

In Witness Whereof the parties hereto have caused this Addendum to be executed by its duly authorized representatives:

Signed in Lawrenceville, New Jersey, this 30th day of July, 1999 for and on behalf of MEDICAL INTER-INSURANCE EXCHANGE OF NEW JERSEY

By:               /s/ Daniel J. Goldberg
                  -------------------------------------

Title:            President and Chief Executive Officer
                  -------------------------------------

Signed in Zurich, Switzerland, this 23rd day of July, 1999 for and on behalf of EUROPEAN

REINSURANCE COMPANY OF ZURICH

By:               /s/ Dr. Guido Furer
                  -------------------------------------

Title:            Financial Solutions, Director
                  -------------------------------------